Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

September 30, 2015

OneBeacon Insurance Group, Ltd.
Address:
605 Highway 169 North, Plymouth, MN 55441 (U.S. Corporate Headquarters)
Internet address:
www.onebeacon.com
 Common Stock
Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Ratings (1)	A	A-	A	A3
Outlook	Stable	Stable	Negative	Stable

(1)	Insurance entities include Atlantic Specialty Insurance Company, Homeland Insurance Company of New York, Homeland Insurance Company of Delaware, and OBI National Insurance Company.

Transfer Agent	Company Contact
Wells Fargo Shareowner Services	Paul McDonough
1110 Centre Point Curve	Chief Financial Officer
Suite 101	877-248-8765
Mendota Heights, MN 55120-4100
1-800-468-9716
This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.
Investor Financial Supplement
Table of Contents

Basis of Presentation	i - ii	Investing, Financing and Corporate
Safe Harbor Statement	iii	Pre-Tax Results from Operations	12
		Investment Results Pre-Tax	13
Consolidated Results		Investment Returns	14
Consolidated Financial Results	1	Composition of Invested Assets	15
Consolidated Statements of Operations and Comprehensive Income (Loss)	2	Capital Structure and Interest Coverage	16
Comprehensive Income (Loss), Net Income (Loss) and Operating Income (Loss)	3
Computation of Return on Equity Measures	4
Consolidated Balance Sheets and Book Value Per Share	5
Consolidated Pre-Tax Results from Operations	6
Consolidating Pre-Tax Results from Operations
For the Three and Nine Months Ended September 30, 2015 and 2014	7 - 8
Consolidated Loss and LAE Reserve Summaries
For the Three and Nine Months Ended September 30, 2015 and 2014	9

Insurance Operations
Specialty Products
Pre-Tax Results from Operations	10
Specialty Industries
Pre-Tax Results from Operations	11

OneBeacon Insurance Group, Ltd.
Basis of Presentation

Presentation

•	OneBeacon's reportable segments are Specialty Products and Specialty Industries, representing insurance underwriting operations, and Investing, Financing and Corporate.

•
Specialty Products is a collection of niche businesses focused on providing U.S. customers distinct specialty insurance products. Specialty Products includes Healthcare Group, Management Liability, Financial Services, and Other Professional Lines, A.W.G. Dewar, Specialty Property, Environmental, Surety Group, Program Group, and Crop Insurance, which was exited during the quarter ended September 30, 2015.

•
Specialty Industries is a collection of niche businesses providing distinct solutions to targeted industry sectors. Specialty Industries includes Entertainment, International Marine Underwriters, Technology Insurance, Accident Group, and Government Risks.

•
Investing, Financing and Corporate includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other corporate activities conducted through the top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•
On December 23, 2014, the Company completed the sale of its runoff business, which included the results of the remaining non-specialty commercial lines business and certain other run-off business, including asbestos and environmental reserves, (the "Runoff Business", the sale of which is referred to as the "Runoff Transaction"). The Runoff Business has been included within discontinued operations for all periods presented.

•
The key measure of relative underwriting performance for an insurance company is the combined ratio. The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses ("LAE") to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•	Prior period balances have been adjusted to reflect the retrospective application of adopting new accounting guidance related to our investment in qualified affordable housing projects (ASU 2014-01).

i

OneBeacon Insurance Group, Ltd.
Basis of Presentation (Continued)

Non-GAAP Financial Measures

•
This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company's financial performance.

•
Operating income (loss) is a non-GAAP financial measure that excludes net realized and change in unrealized investment gains, loss from discontinued operations, Loss (gain) from sale of discontinued operations, and the related tax effects, from net income (loss) attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income (loss) attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and unrealized investment gains which may be heavily influenced by investment market conditions and also removes the impact related to discontinued operations. Although key to the company's overall financial performance, OneBeacon believes that net realized and unrealized investment gains are largely independent of the underwriting decision-making process. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance. The reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income (loss) is included on page 3.

•
Operating income (loss) per share is calculated by dividing operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that operating income per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance. Net income (loss) attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income (loss) is included on page 3. The calculation of operating income (loss) per share is also included on page 3.

•
Adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains and losses, after-tax, and accumulated other comprehensive income/loss (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding net unrealized gains and net foreign currency gains and losses on investments, after tax, and AOCI/L, after tax, from OneBeacon's common shareholders' equity. For the reasons described above, OneBeacon believes that it is appropriate to remove the variability in net unrealized gains and net foreign currency gains and losses on investments and other comprehensive income and loss items when analyzing certain performance measures. The reconciliation of OneBeacon's common shareholders' equity, the most closely comparable GAAP measure, to adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains, after tax, and AOCI/L, after tax, is included on page 4.

•
Pre-tax operating income (loss) before interest expense on debt is a non-GAAP financial measure that represents pre-tax income (loss) from continuing operations less net realized and change in unrealized investment gains as well as interest expense on debt from pre-tax income (loss) from continuing operations. Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income (loss) from continuing operations, as it removes variability in the timing of investment gains which may be heavily influenced by investment market conditions. Although key to the Company's overall financial performance, management believes that realized and unrealized investment gains are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income (loss) from continuing operations to pre-tax operating income before interest expense on debt is included on page 16.

•
Interest coverage is calculated by dividing pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt. Management believes that interest coverage is a useful supplement to understanding the Company's capital position. The reconciliation of the numerator to the most closely comparable GAAP measure is described above. The calculation of interest coverage is included on page 16.

ii

OneBeacon Insurance Group, Ltd.
Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This news release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this press release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon’s:

•change in book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;
•incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;
•projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
•expansion and growth of our business and operations;
•future capital expenditures; and
•pending legal proceedings.

These statements are based on certain assumptions and analyses made by us in light of OneBeacon’s experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail, that could cause actual results to differ materially from expectations, including:

•	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, or terrorist attacks;

•	recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;

•	competitive forces and the cyclicality of the property and casualty insurance industry;

•	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;

•	the continued availability of capital and financing;

•	our ability to retain key personnel;

•	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;

•	the outcome of litigation and other legal or regulatory proceedings;

•	our ability to continue meeting our debt and related service obligations or to pay dividends;

•	the ability of our technology resources to prevent data breach and the ability of our internal controls to ensure compliance with legal and regulatory policies;

•	our ability to successfully develop new specialty businesses;

•	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;

•	participation in guaranty funds and mandatory market mechanisms;

•	the impact of new theories of liability;

•	changes to current shareholder dividend practice and regulatory restrictions on dividends;

•	credit risk exposure in certain of our business operations;

•	our status as a subsidiary of White Mountains, including potential conflicts of interest;

•	changes in tax laws or tax treaties; and

•
other factors, most of which are beyond our control, including the risks that are described from time to time in OneBeacon's filing with the Securities and Exchange Commission, including but not limited to OneBeacon's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed February 27, 2015.

 Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

iii

OneBeacon Insurance Group, Ltd.
Consolidated Financial Results
(in millions, except per share amounts)

	Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,
	2014	2014	2015	2015	2015
Highlights
Comprehensive income (loss)	$(1.3)	$(49.4)	$24.3	$3.6	$(13.2)
Net income (loss)	(1.3)	(37.3)	24.1	3.4	(13.4)
Operating income (loss)	16.4	(35.3)	15.0	12.4	6.1

						As of Sep 30, 2015	As of Dec 31, 2014	% Change
Per Share Amounts
Book value per share [1]						$10.50	$10.97	(4.3)%
Change in book value per share, including dividends, in the quarter [2]								(1.3)%
Change in book value per share, including dividends, in the last twelve months on an IRR basis [3]								(3.2)%
Common shares outstanding						95.3	95.3
Operating income (loss) per share (basic & diluted) (see p.3)	$0.17	$(0.37)	$0.16	$0.13	$0.06
Weighted average number of common shares outstanding (basic & diluted)	94.7	94.7	94.8	94.9	94.9

Financial Ratios
Underwriting ratios:
Loss and LAE ratio	60.6%	96.7%	57.9%	60.9%	59.5%
Expense ratio	34.7%	26.1%	37.3%	34.2%	39.3%
Combined ratio	95.3%	122.8%	95.2%	95.1%	98.8%

						As of Sep 30, 2015	As of Dec 31, 2014	Change
Balance Sheet
Total investment securities						$2,603.0	$2,525.8	3.1%
Total OneBeacon's common shareholders' equity						$1,000.4	$1,045.8	(4.3)%
Ratio of debt to total capital						21.5%	20.8%	0.7	pts

[1]	Represents OneBeacon's common shareholders' equity divided by common shares outstanding.
[2]	Includes a quarterly dividend paid of $0.21 per share.
[3]	Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share. Includes dividends of $0.84 per share.

OneBeacon Insurance Group, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss)
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2014	2014	2015	2015	2015	2014	2015
Earned premiums	$305.4	$304.3	$286.6	$319.3	$281.4	$872.8	$887.3
Net investment income	10.8	10.0	10.5	10.1	12.4	33.4	33.0
Net realized and change in unrealized investment gains	(16.0)	15.6	14.2	(14.0)	(29.9)	24.8	(29.7)
Net other revenues (expenses) [1]	1.3	2.5	(3.1)	(1.2)	3.9	3.3	(0.4)
Total revenues	301.5	332.4	308.2	314.2	267.8	934.3	890.2
Loss and loss adjustment expenses	185.2	294.4	165.9	194.5	167.5	520.7	527.9
Policy acquisition expenses	54.6	52.4	51.0	56.4	53.8	150.9	161.2
Other underwriting expenses	51.2	26.9	55.9	52.9	56.4	152.3	165.2
General and administrative expenses	2.4	4.5	4.1	4.2	3.7	9.3	12.0
Interest expense	3.2	3.3	3.2	3.3	3.2	9.7	9.7
Total expenses	296.6	381.5	280.1	311.3	284.6	842.9	876.0
Pre-tax income (loss)	4.9	(49.1)	28.1	2.9	(16.8)	91.4	14.2
Income tax (expense) benefit	1.1	24.2	(3.4)	0.9	3.5	(11.9)	1.0
Net income (loss) including noncontrolling interests	6.0	(24.9)	24.7	3.8	(13.3)	79.5	15.2
Loss from discontinued operations, net of tax [2]	(0.3)	(0.9)	(0.1)	(0.2)	(0.1)	(0.9)	(0.4)
(Loss) gain from sale of discontinued operations, net of tax	(7.0)	(11.3)	—	0.3	—	(7.5)	0.3
Net income (loss) including noncontrolling interests	(1.3)	(37.1)	24.6	3.9	(13.4)	71.1	15.1
Less: Net income attributable to noncontrolling interests	—	(0.2)	(0.5)	(0.5)	—	(0.9)	(1.0)
Net income (loss) attributable to OneBeacon’s common shareholders	(1.3)	(37.3)	24.1	3.4	(13.4)	70.2	14.1
Other comprehensive income (loss), net of tax	—	(12.1)	0.2	0.2	0.2	0.1	0.6
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$(1.3)	$(49.4)	$24.3	$3.6	$(13.2)	$70.3	$14.7

[1]
The three months ended March 31, 2015 and nine months ended September 30, 2015 include a $3.7 million negative adjustment to the gain on sale of Essentia in connection with an assessment from the Michigan Catastrophic Claims Association paid to Markel Corporation pursuant to the indemnification provisions in the stock purchase agreement governing the sale of Essentia. The three and nine months ended September 30, 2015 includes a $3.0 million early termination fee for the termination of our five year agreement with Climate Corp Insurance Agency.

[2]	Results for the Runoff Business are reported as discontinued operations for all periods presented.

OneBeacon Insurance Group, Ltd.
Comprehensive Income (Loss), Net Income (Loss) and Operating Income (Loss)
(in millions, except per share amounts)

	Three Months Ended					Nine Months Ended		Twelve Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,	Sep 30,
	2014	2014	2015	2015	2015	2014	2015	2015
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$(1.3)	$(49.4)	$24.3	$3.6	$(13.2)	$70.3	$14.7	$(34.7)

Net income (loss) attributable to OneBeacon’s common shareholders	$(1.3)	$(37.3)	$24.1	$3.4	$(13.4)	$70.2	$14.1	$(23.2)

Weighted average number of common shares outstanding	94.7	94.7	94.8	94.9	94.9	94.6	94.8	94.8

Net income (loss) attributable to OneBeacon’s common shareholders per share	$(0.02)	$(0.39)	$0.25	$0.03	$(0.14)	$0.73	$0.15	$(0.25)

Net income (loss) attributable to OneBeacon’s common shareholders	$(1.3)	$(37.3)	$24.1	$3.4	$(13.4)	$70.2	$14.1	$(23.2)
Less:
Net realized and change in unrealized investment gains	16.0	(15.6)	(14.2)	14.0	29.9	(24.8)	29.7	14.1
Tax effect on net realized and change in unrealized investment gains	(5.6)	5.4	5.0	(4.9)	(10.5)	8.7	(10.4)	(5.0)
Loss from discontinued operations, net of tax	0.3	0.9	0.1	0.2	0.1	0.9	0.4	1.3
Loss (gain) from sale of discontinued operations, net of tax	7.0	11.3	—	(0.3)	—	7.5	(0.3)	11.0
Operating income (loss) [1]	$16.4	$(35.3)	$15.0	$12.4	$6.1	$62.5	$33.5	$(1.8)

Weighted average number of common shares outstanding	94.7	94.7	94.8	94.9	94.9	94.6	94.8	94.8

Operating income (loss) per share [1]	$0.17	$(0.37)	$0.16	$0.13	$0.06	$0.66	$0.35	$(0.02)

[1]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Computation of Return on Equity Measures
($ in millions)

				Twelve Months Ended Sep 30, 2015
Numerator:
[A]	Comprehensive loss attributable to OneBeacon’s common shareholders			$(34.7)

[B]	Operating loss [1]			$(1.8)
		As of	As of
		Sep 30, 2015	Sep 30, 2014	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,000.4	$1,114.5	$1,057.5
	Less:
	Net unrealized gains and net foreign currency gains and losses on investments	(25.5)	(113.5)
	Tax effect on net unrealized gains and net foreign currency gains and losses on investments	8.9	39.7
	Accumulated other comprehensive loss (income) (AOCI/L)	4.6	(6.9)
[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses and AOCI/L[1]	$988.4	$1,033.8	$1,011.1
Returns:
	Comprehensive return on average OneBeacon's common shareholders' equity [ A / C ]			(3.3)%

	Operating return on average adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains and losses and AOCI/L [ B / D ]			(0.2)%

[1]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Consolidated Balance Sheets and Book Value Per Share
As of September 30, 2015 and December 31, 2014
($ in millions, except per share amounts)

	As of
Assets	Sep 30, 2015	Dec 31, 2014
Investment securities
Fixed maturity investments	$2,054.0	$1,799.8
Short-term investments	100.3	202.2
Common equity securities	284.4	320.0
Convertible bonds	—	5.0
Other investments	164.3	198.8
Total investment securities	2,603.0	2,525.8
Cash	96.7	87.0
Reinsurance recoverables	236.8	173.8
Premiums receivable	268.8	241.5
Funds held under reinsurance contracts	4.6	37.1
Deferred acquisition costs	104.5	103.2
Ceded unearned premiums	41.3	17.9
Net deferred tax asset	147.8	131.8
Investment income accrued	10.2	10.0
Accounts receivable on unsettled investment sales	5.7	7.2
Other assets	188.4	184.8
Assets held for sale [1]	—	58.1
Total assets	$3,707.8	$3,578.2
Liabilities
Unpaid loss and loss adjustment expense reserves	$1,427.4	$1,342.2
Unearned premiums	625.7	588.3
Funds held under insurance contracts	100.3	81.0
Debt	274.8	274.7
Accounts payable on unsettled investment purchases	20.2	0.5
Other liabilities	255.5	242.2
Total liabilities	2,703.9	2,528.9
OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,023.6	1,023.7
Retained earnings (deficit)	(18.6)	27.3
Accumulated other comprehensive loss	(4.6)	(5.2)
Total OneBeacon’s common shareholders’ equity	1,000.4	1,045.8
Total noncontrolling interests	3.5	3.5
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,003.9	1,049.3
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$3,707.8	$3,578.2

Total OneBeacon’s common shareholders’ equity	$1,000.4	$1,045.8
Common shares outstanding	95.3	95.3
Book value per share	$10.50	$10.97

[1] Assets associated with a real estate property, which was sold on May 27, 2015, are presented separately as assets held for sale in the December 31, 2014 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.
Consolidated Pre-Tax Results from Operations [1]
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2014	2014	2015	2015	2015	2014	2015
Net written premiums	$345.6	$264.3	$287.1	$321.2	$292.9	$952.6	$901.2
Earned premiums	305.4	304.3	286.6	319.3	281.4	872.8	887.3

Loss and loss adjustment expenses	(185.2)	(294.4)	(165.9)	(194.5)	(167.5)	(520.7)	(527.9)
Policy acquisition expenses	(54.6)	(52.4)	(51.0)	(56.4)	(53.8)	(150.9)	(161.2)
Other underwriting expenses	(51.2)	(26.9)	(55.9)	(52.9)	(56.4)	(152.3)	(165.2)
Underwriting income (loss)	14.4	(69.4)	13.8	15.5	3.7	48.9	33.0

Net investment income	10.8	10.0	10.5	10.1	12.4	33.4	33.0
Net realized and change in unrealized investment gains	(16.0)	15.6	14.2	(14.0)	(29.9)	24.8	(29.7)
Net other revenues (expenses)	1.3	2.5	(3.1)	(1.2)	3.9	3.3	(0.4)
General and administrative expenses	(2.4)	(4.5)	(4.1)	(4.2)	(3.7)	(9.3)	(12.0)
Interest expense	(3.2)	(3.3)	(3.2)	(3.3)	(3.2)	(9.7)	(9.7)
Pre-tax income (loss) from continuing operations	$4.9	$(49.1)	$28.1	$2.9	$(16.8)	$91.4	$14.2

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	56.6%	71.3%	56.5%	59.1%	58.4%	56.6%	58.1%
Catastrophe loss and LAE	1.6%	0.6%	2.0%	1.8%	1.1%	1.4%	1.6%
Total loss and LAE	58.2%	71.9%	58.5%	60.9%	59.5%	58.0%	59.7%
Prior year:
Total loss and LAE (fav) unfav	2.4%	24.8%	(0.6)%	—%	—%	1.7%	(0.2)%
Total loss and LAE ratio	60.6%	96.7%	57.9%	60.9%	59.5%	59.7%	59.5%

Policy acquisition expenses	17.9%	17.2%	17.8%	17.7%	19.1%	17.3%	18.2%
Other underwriting expenses	16.8%	8.9%	19.5%	16.5%	20.2%	17.4%	18.6%
Total expense ratio	34.7%	26.1%	37.3%	34.2%	39.3%	34.7%	36.8%

Total combined ratio	95.3%	122.8%	95.2%	95.1%	98.8%	94.4%	96.3%

[1]
Results for the Runoff Business are reported as discontinued operations for all periods presented. Certain amounts in the prior period financial statements have been reclassified to conform to the current presentation.

OneBeacon Insurance Group, Ltd.
Pre-Tax Results from Operations by Segment
For the Three Months Ended September 30, 2015 and 2014
($ in millions)

	Specialty Products [1]		Specialty Industries [2]		Investing, Financing and Corporate		Consolidated
	2015	2014	2015	2014	2015	2014	2015	2014
Net written premiums	$133.7	$188.3	$159.2	$157.3	$—	$—	$292.9	$345.6

Earned premiums	$122.9	$151.7	$158.5	$153.7	$—	$—	$281.4	$305.4
Loss and loss adjustment expenses	(64.9)	(98.2)	(102.6)	(87.0)	—	—	(167.5)	(185.2)
Policy acquisition expenses	(25.5)	(26.6)	(28.3)	(28.0)	—	—	(53.8)	(54.6)
Other underwriting expenses	(24.9)	(23.2)	(31.5)	(28.0)	—	—	(56.4)	(51.2)
Underwriting income (loss)	7.6	3.7	(3.9)	10.7	—	—	3.7	14.4

Net investment income	—	—	—	—	12.4	10.8	12.4	10.8
Net realized and change in unrealized investment gains	—	—	—	—	(29.9)	(16.0)	(29.9)	(16.0)
Net other revenues (expenses)	—	(0.3)	0.9	0.5	3.0	1.1	3.9	1.3
General and administrative expenses	—	—	(1.0)	(0.8)	(2.7)	(1.6)	(3.7)	(2.4)
Interest expense	—	—	—	—	(3.2)	(3.2)	(3.2)	(3.2)
Pre-tax income (loss) from continuing operations	$7.6	$3.4	$(4.0)	$10.4	$(20.4)	$(8.9)	$(16.8)	$4.9

Underwriting Ratios
Loss and LAE ratio	52.8%	64.7%	64.7%	56.7%			59.5%	60.6%
Expense ratio	41.1%	32.9%	37.9%	36.4%			39.3%	34.7%
Total combined ratio	93.9%	97.6%	102.6%	93.1%			98.8%	95.3%

[1]
Specialty Products includes Healthcare Group, Management Liability, Financial Services, and Other Professional Lines, A.W.G. Dewar, Specialty Property, Environmental, Surety Group, Program Group, and Crop Insurance, which was exited during the three months ended September 30, 2015.

[2]	Specialty Industries includes Entertainment, International Marine Underwriters, Technology Insurance, Accident Group, and Government Risks.

OneBeacon Insurance Group, Ltd.
Pre-Tax Results from Operations by Segment
For the Nine Months Ended September 30, 2015 and 2014
($ in millions)

	Specialty Products [1]		Specialty Industries [2]		Investing, Financing and Corporate		Consolidated
	2015	2014	2015	2014	2015	2014	2015	2014
Net written premiums	$427.0	$488.6	$474.2	$464.0	$—	$—	$901.2	$952.6

Earned premiums	$425.5	$433.0	$461.8	$439.8	$—	$—	$887.3	$872.8
Loss and loss adjustment expenses	(238.6)	(277.5)	(289.3)	(243.2)	—	—	(527.9)	(520.7)
Policy acquisition expenses	(76.3)	(71.4)	(84.9)	(79.5)	—	—	(161.2)	(150.9)
Other underwriting expenses	(73.9)	(68.1)	(91.3)	(84.2)	—	—	(165.2)	(152.3)
Underwriting income (loss)	36.7	16.0	(3.7)	32.9	—	—	33.0	48.9

Net investment income	—	—	—	—	33.0	33.4	33.0	33.4
Net realized and change in unrealized investment gains	—	—	—	—	(29.7)	24.8	(29.7)	24.8
Net other revenues (expenses)	—	(0.1)	1.2	0.8	(1.6)	2.6	(0.4)	3.3
General and administrative expenses	—	0.1	(2.0)	(1.8)	(10.0)	(7.6)	(12.0)	(9.3)
Interest expense	—	—	—	—	(9.7)	(9.7)	(9.7)	(9.7)
Pre-tax income (loss) from continuing operations	$36.7	$16.0	$(4.5)	$31.9	$(18.0)	$43.5	$14.2	$91.4

Underwriting Ratios
Loss and LAE ratio	56.1%	64.1%	62.6%	55.3%			59.5%	59.7%
Expense ratio	35.3%	32.2%	38.2%	37.2%			36.8%	34.7%
Total combined ratio	91.4%	96.3%	100.8%	92.5%			96.3%	94.4%

[1]
Specialty Products includes Healthcare Group, Management Liability, Financial Services, and Other Professional Lines, A.W.G. Dewar, Specialty Property, Environmental, Surety Group, Program Group, and Crop Insurance, which was exited during the three months ended September 30, 2015.

[2]	Specialty Industries includes Entertainment, International Marine Underwriters, Technology Insurance, Accident Group, and Government Risks.

OneBeacon Insurance Group, Ltd.
Consolidated Loss and LAE Reserve Summaries [1]
For the Three and Nine Months Ended September 30, 2015 and 2014
($ in millions)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Gross beginning loss and LAE reserves	$1,350.8	$1,125.4	$1,342.2	$1,054.3
Less beginning reinsurance recoverable on unpaid losses	(147.1)	(92.0)	(161.6)	(80.2)
Net beginning loss and LAE reserves	1,203.7	1,033.4	1,180.6	974.1

Loss and LAE incurred relating to:
Current year losses	167.5	177.9	529.7	506.4
Prior year losses	—	7.3	(1.8)	14.3
Total incurred loss and LAE	167.5	185.2	527.9	520.7

Loss and LAE paid relating to:
Current year losses	(50.6)	(55.7)	(115.4)	(115.3)
Prior year losses	(107.4)	(104.7)	(379.9)	(321.3)
Total loss and LAE payments	(158.0)	(160.4)	(495.3)	(436.6)

Net ending loss and LAE reserves	1,213.2	1,058.2	1,213.2	1,058.2
Plus ending reinsurance recoverable on unpaid losses	214.2	101.4	214.2	101.4
Gross ending loss and LAE reserves	$1,427.4	$1,159.6	$1,427.4	$1,159.6

Earned premiums	$281.4	$305.4	$887.3	$872.8
Ratios:
Calendar year loss and LAE paid	56.1%	52.5%	55.8%	50.0%
Calendar year loss and LAE incurred	59.5%	60.6%	59.5%	59.7%
Unfavorable (favorable) prior accident year development	—%	2.4%	(0.2)%	1.6%
Current accident year loss and LAE paid to incurred	30.2%	31.3%	21.8%	22.8%

[1]	Assets and liabilities sold as part of the Runoff Transaction are presented separately in the consolidated balance sheet as of September 30, 2014.

OneBeacon Insurance Group, Ltd.
Specialty Products - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2014	2014	2015	2015	2015	2014	2015
Net written premiums	$188.3	$118.3	$133.6	$159.7	$133.7	$488.6	$427.0
Earned premiums	151.7	149.1	136.1	166.5	122.9	433.0	425.5

Loss and loss adjustment expenses	(98.2)	(180.4)	(74.1)	(99.6)	(64.9)	(277.5)	(238.6)
Policy acquisition expenses	(26.6)	(24.8)	(22.9)	(27.9)	(25.5)	(71.4)	(76.3)
Other underwriting expenses	(23.2)	(10.3)	(25.7)	(23.3)	(24.9)	(68.1)	(73.9)
Underwriting income (loss)	3.7	(66.4)	13.4	15.7	7.6	16.0	36.7

Net other revenues (expenses)	(0.3)	1.0	—	—	—	(0.1)	—
General and administrative expenses	—	0.1	—	—	—	0.1	—
Pre-tax income (loss) from continuing operations	$3.4	$(65.3)	$13.4	$15.7	$7.6	$16.0	$36.7

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	59.5%	85.6%	57.4%	60.7%	56.9%	60.7%	58.5%
Catastrophe loss and LAE	1.2%	0.7%	0.1%	0.5%	0.5%	1.1%	0.4%
Total loss and LAE	60.7%	86.3%	57.5%	61.2%	57.4%	61.8%	58.9%
Prior year:
Total loss and LAE (fav) unfav	4.0%	34.7%	(3.1)%	(1.4)%	(4.6)%	2.3%	(2.8)%
Total loss and LAE ratio	64.7%	121.0%	54.4%	59.8%	52.8%	64.1%	56.1%

Policy acquisition expenses	17.6%	16.6%	16.9%	16.7%	20.7%	16.5%	17.9%
Other underwriting expenses	15.3%	6.9%	18.9%	14.0%	20.4%	15.7%	17.4%
Total expense ratio	32.9%	23.5%	35.8%	30.7%	41.1%	32.2%	35.3%

Total combined ratio	97.6%	144.5%	90.2%	90.5%	93.9%	96.3%	91.4%

OneBeacon Insurance Group, Ltd.
Specialty Industries - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2014	2014	2015	2015	2015	2014	2015
Net written premiums	$157.3	$146.0	$153.5	$161.5	$159.2	$464.0	$474.2
Earned premiums	153.7	155.2	150.5	152.8	158.5	439.8	461.8

Loss and loss adjustment expenses	(87.0)	(114.0)	(91.8)	(94.9)	(102.6)	(243.2)	(289.3)
Policy acquisition expenses	(28.0)	(27.6)	(28.1)	(28.5)	(28.3)	(79.5)	(84.9)
Other underwriting expenses	(28.0)	(16.6)	(30.2)	(29.6)	(31.5)	(84.2)	(91.3)
Underwriting income (loss)	10.7	(3.0)	0.4	(0.2)	(3.9)	32.9	(3.7)

Net other revenues	0.5	0.3	0.2	0.1	0.9	0.8	1.2
General and administrative expenses	(0.8)	(0.5)	(0.5)	(0.5)	(1.0)	(1.8)	(2.0)
Pre-tax income (loss) from continuing operations	$10.4	$(3.2)	$0.1	$(0.6)	$(4.0)	$31.9	$(4.5)

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	53.8%	57.7%	55.7%	57.4%	59.7%	52.7%	57.6%
Catastrophe loss and LAE	2.0%	0.5%	3.6%	3.1%	1.5%	1.6%	2.7%
Total loss and LAE	55.8%	58.2%	59.3%	60.5%	61.2%	54.3%	60.3%
Prior year:
Total loss and LAE (fav) unfav	0.9%	15.3%	1.7%	1.6%	3.5%	1.0%	2.3%
Total loss and LAE ratio	56.7%	73.5%	61.0%	62.1%	64.7%	55.3%	62.6%

Policy acquisition expenses	18.2%	17.8%	18.6%	18.7%	17.9%	18.1%	18.4%
Other underwriting expenses	18.2%	10.7%	20.1%	19.3%	20.0%	19.1%	19.8%
Total expense ratio	36.4%	28.5%	38.7%	38.0%	37.9%	37.2%	38.2%

Total combined ratio	93.1%	102.0%	99.7%	100.1%	102.6%	92.5%	100.8%

OneBeacon Insurance Group, Ltd.
Investing, Financing and Corporate Operations - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2014	2014	2015	2015	2015	2014	2015
Net investment income	$10.8	$10.0	$10.5	$10.1	$12.4	$33.4	$33.0
Net realized and change in unrealized investment gains	(16.0)	15.6	14.2	(14.0)	(29.9)	24.8	(29.7)
Net other revenues (expenses)	1.1	1.2	(3.3)	(1.3)	3.0	2.6	(1.6)
General and administrative expenses	(1.6)	(4.1)	(3.6)	(3.7)	(2.7)	(7.6)	(10.0)
Interest expense	(3.2)	(3.3)	(3.2)	(3.3)	(3.2)	(9.7)	(9.7)
Pre-tax income (loss) from continuing operations	$(8.9)	$19.4	$14.6	$(12.2)	$(20.4)	$43.5	$(18.0)

OneBeacon Insurance Group, Ltd.
Investment Results Pre-Tax
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2014	2014	2015	2015	2015	2014	2015
Net investment income
Fixed maturity investments	$10.5	$10.4	$10.2	$10.3	$11.2	$31.4	$31.7
Short-term investments	—	—	—	—	—	—	—
Common equity securities	1.5	1.3	1.6	1.5	1.3	5.2	4.4
Convertible fixed maturity investments	0.5	0.1	—	—	—	0.6	—
Other investments	0.1	0.1	0.1	(0.1)	0.7	1.3	0.7
Total investment income	12.6	11.9	11.9	11.7	13.2	38.5	36.8
Less investment expenses	1.8	1.9	1.4	1.6	0.8	5.1	3.8
Net investment income	$10.8	$10.0	$10.5	$10.1	$12.4	$33.4	$33.0

Net realized investment gains (losses)
Fixed maturity investments	$2.2	$2.0	$0.7	$1.2	$0.4	$4.6	$2.3
Short-term investments	—	—	—	—	—	—	—
Common equity securities	13.5	28.5	9.8	24.6	(3.7)	25.4	30.7
Convertible fixed maturity investments	1.0	0.2	—	0.3	—	3.3	0.3
Other investments	2.6	3.1	(1.0)	9.1	(1.0)	2.6	7.1
Net realized investment gains	$19.3	$33.8	$9.5	$35.2	$(4.3)	$35.9	$40.4

Change in net unrealized investment gains (losses)
Fixed maturity investments	$(8.0)	$(2.1)	$6.6	$(9.1)	$0.7	$4.0	$(1.8)
Short-term investments	—	—	—	—	—	—	—
Common equity securities	(21.5)	(20.8)	(4.4)	(26.5)	(19.3)	(11.8)	(50.2)
Convertible fixed maturity investments	(1.8)	(0.3)	0.4	(0.3)	—	(4.1)	0.1
Other investments	(3.5)	4.9	2.2	(13.6)	(7.0)	1.3	(18.4)
Change in net unrealized investment gains (losses)	$(34.8)	$(18.3)	$4.8	$(49.5)	$(25.6)	$(10.6)	$(70.3)

Change in net unrealized foreign currency translation
Fixed maturity investments	$—	$—	$—	$—	$—	$—	$—
Short-term investments	(0.1)	—	—	—	—	(0.1)	—
Common equity securities	(0.4)	0.1	(0.1)	0.3	—	(0.4)	0.2
Convertible fixed maturity investments	—	—	—	—	—	—	—
Other investments	—	—	—	—	—	—	—
Change in net unrealized foreign currency translation	$(0.5)	$0.1	$(0.1)	$0.3	$—	$(0.5)	$0.2

Total investment return
Fixed maturity investments	$4.7	$10.3	$17.5	$2.4	$12.3	$40.0	$32.2
Short-term investments	(0.1)	—	—	—	—	(0.1)	—
Common equity securities	(6.9)	9.1	6.9	(0.1)	(21.7)	18.4	(14.9)
Convertible fixed maturity investments	(0.3)	—	0.4	—	—	(0.2)	0.4
Other investments	(0.8)	8.2	1.3	(4.6)	(7.3)	5.2	(10.6)
Total investment return (before expenses)	$(3.4)	$27.6	$26.1	$(2.3)	$(16.7)	$63.3	$7.1

OneBeacon Insurance Group, Ltd.
Investment Returns[1]
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2014	2014	2015	2015	2015	2014	2015
Average market value of investments
Fixed maturity investments	$1,966.1	$1,859.6	$1,833.3	$1,903.9	$1,997.5	$1,958.7	$1,915.4
Short-term investments	157.6	220.3	198.2	176.1	129.1	156.2	163.6
Common equity securities	337.5	317.7	316.0	308.1	294.4	339.8	305.2
Convertible fixed maturity investments	21.6	11.2	5.1	2.6	—	25.7	3.4
Other investments	138.2	166.3	198.9	186.3	169.6	139.5	183.9
Total average market value	$2,621.0	$2,575.1	$2,551.5	$2,577.0	$2,590.6	$2,619.9	$2,571.5

Investment returns
Fixed maturity investments	0.2%	0.6%	1.0%	0.1%	0.6%	2.0%	1.7%
Short-term investments	(0.1)%	—%	—%	—%	—%	(0.1)%	—%
Total fixed income	0.2%	0.5%	0.9%	0.1%	0.6%	1.9%	1.5%
Common equity securities	(2.0)%	2.9%	2.2%	(0.1)%	(7.4)%	5.4%	(4.9)%
Convertible fixed maturity investments	(1.4)%	—%	7.8%	—%	—%	(0.8)%	11.8%
Total common equity & convertible fixed maturity securities	(2.0)%	2.8%	2.3%	(0.1)%	(7.4)%	5.0%	(4.7)%
Other investments	(0.6)%	4.9%	0.7%	(2.5)%	(4.3)%	3.7%	(5.8)%
Total common equity, convertible fixed maturity securities & other investments	(1.6)%	3.5%	1.7%	(1.0)%	(6.3)%	4.6%	(5.1)%

Total return	(0.1)%	1.1%	1.0%	(0.1)%	(0.6)%	2.4%	0.3%

Average amortized cost of investments
Fixed maturity investments	$1,942.6	$1,840.8	$1,812.2	$1,884.0	$1,981.7	$1,937.8	$1,896.9
Short-term investments	157.7	220.4	198.2	176.1	129.1	156.3	163.7
Common equity securities	269.2	270.7	281.5	289.0	298.1	270.0	289.8
Convertible fixed maturity investments	20.5	11.1	5.0	2.4	—	22.9	3.3
Other investments	100.3	127.7	156.7	149.8	143.4	102.2	149.8
Total average amortized cost	$2,490.3	$2,470.7	$2,453.6	$2,501.3	$2,552.3	$2,489.2	$2,503.5

Investment yield
Fixed maturity investments	0.5%	0.6%	0.6%	0.5%	0.6%	1.6%	1.7%
Short-term investments	—%	—%	—%	—%	—%	—%	—%
Common equity securities	0.6%	0.5%	0.6%	0.5%	0.4%	1.9%	1.5%
Convertible fixed maturity investments	2.4%	0.9%	—%	—%	—%	2.6%	—%
Other investments	0.1%	0.2%	0.1%	(0.1)%	0.5%	1.3%	0.5%
Total investment yield	0.5%	0.5%	0.5%	0.5%	0.5%	1.5%	1.5%

[1] For the three months ended September 30, 2014, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets sold as part of the Runoff Transaction, which were required to be presented separately in the consolidated balance sheets until the sale was completed on December 23, 2014.

OneBeacon Insurance Group, Ltd.
Composition of Invested Assets[1]
($ in millions)

	Sep 30, 2014		Dec 31, 2014		Mar 31, 2015		Jun 30, 2015		Sep 30, 2015
	Amount	Mix	Amount	Mix	Amount	Mix	Amount	Mix	Amount	Mix
Fixed maturity investments	$1,919.6	73.1%	$1,799.8	71.2%	$1,866.8	72.5%	$1,941.1	75.3%	$2,054.0	78.9%
Short-term investments	238.4	9.1%	202.2	8.0%	194.2	7.5%	157.9	6.1%	100.3	3.9%
Common equity securities	315.5	12.0%	320.0	12.7%	312.0	12.1%	304.3	11.8%	284.4	10.9%
Convertible fixed maturity investments	17.3	0.7%	5.0	0.2%	5.1	0.2%	—	—%	—	—%
Other investments[2]	133.7	5.1%	198.8	7.9%	197.8	7.7%	174.9	6.8%	164.3	6.3%
Total investments, market value	$2,624.5	100.0%	$2,525.8	100.0%	$2,575.9	100.0%	$2,578.2	100.0%	$2,603.0	100.0%

U.S. government obligations	73.3	3.8%	38.0	2.1%	38.8	2.1%	43.9	2.3%	43.4	2.1%
Debt securities issued by industrial corporations	812.6	42.3%	798.2	44.3%	776.8	41.6%	821.3	42.3%	774.4	37.7%
Municipal obligations	66.1	3.5%	63.7	3.6%	66.0	3.5%	67.0	3.4%	68.8	3.3%
Asset-backed securities	881.6	45.9%	814.4	45.2%	899.5	48.2%	923.3	47.6%	1,083.1	52.7%
Foreign government obligations	1.3	0.1%	1.3	0.1%	1.3	0.1%	1.2	0.1%	1.2	0.1%
Preferred stocks	84.7	4.4%	84.2	4.7%	84.4	4.5%	84.4	4.3%	83.1	4.1%
Total fixed maturity investments, market value	$1,919.6	100.0%	$1,799.8	100.0%	$1,866.8	100.0%	$1,941.1	100.0%	$2,054.0	100.0%

Government bonds	$74.3	3.9%	$39.0	2.2%	$39.7	2.2%	$44.8	2.3%	$44.3	2.2%
AAA/Aaa	277.1	14.6%	151.4	8.5%	246.7	13.4%	269.9	14.0%	434.5	21.3%
AA/Aa	489.5	25.8%	560.4	31.4%	515.0	27.9%	477.3	24.8%	503.7	24.7%
A/A	456.6	24.0%	443.4	24.9%	405.4	22.0%	433.0	22.5%	413.5	20.3%
BBB/Baa	474.0	24.9%	462.8	26.0%	491.2	26.7%	526.6	27.3%	496.7	24.4%
Other/not rated	128.3	6.8%	124.8	7.0%	144.3	7.8%	174.0	9.1%	145.1	7.1%
Total fixed maturity investments, amortized cost[3]	$1,899.8	100.0%	$1,781.8	100.0%	$1,842.3	100.0%	$1,925.6	100.0%	$2,037.8	100.0%

[1]
Market value and amortized cost of investments as of September 30, 2014 were calculated prior to the reclassification of $203.9 of assets sold as part of the Runoff Transaction which are presented as assets held for sale on the respective consolidated balance sheet.

[2]
Other investments as of September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014 include $58.0, $66.3, $68.0 and $65.1 million, respectively, fair value of surplus notes issued upon closing the Runoff Transaction.

[3]	Credit ratings are assigned based on the following hierarchy: 1) Standard & Poor's and 2) Moody's Investor Service, Inc.

OneBeacon Insurance Group, Ltd.
Capital Structure and Interest Coverage
($ in millions)

Capital Structure:	As of
	Sep 30, 2015	Dec 31, 2014
Total capitalization
Senior notes	$274.8	$274.7
OneBeacon’s common shareholders’ equity	1,000.4	1,045.8
Total capitalization	$1,275.2	$1,320.5

Ratio of debt to total capital	21.5%	20.8%

Interest Coverage:		Twelve Months Ended
		Sep 30, 2015		Dec 31, 2014
	Pre-tax (loss) income	$(34.9)		$42.3
	Less:
	Net realized and change in unrealized investment (gains) losses	14.1		(40.4)
	Interest expense on debt	13.0		13.0
[A]	Pre-tax operating income (loss) before interest expense on debt [1]	$(7.8)		$14.9

[B]	Interest expense on debt	$13.0		$13.0

	Interest coverage [A/B] [1]	(0.6	)x	1.1	x

[1]	Represents a non-GAAP financial measure.